Filed Pursuant to Rule 497
File no. 333-235356

Maximum Offering of 71,620,877 Shares
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Supplement No. 5 dated June 3, 2020
to the
Prospectus dated February 6, 2020
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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated February 6, 2020, as amended or supplemented (the “Common Stock Prospectus”). Capitalized terms used but not defined herein shall have the same meaning given them in the Common Stock Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Common Stock Prospectus before you decide to invest.

Monthly Net Asset Value Determination

In connection with our monthly net asset value determination, as provided in our valuation policies and procedures, we are announcing that the net asset value of our investment portfolio as of May 31, 2020 is $10.58 per share of our common stock.

Change in Public Offering Price

In connection with our monthly net asset value determination, we are announcing a change in the public offering prices of our common stock as follows: $11.40 per share designated as “Class R,” $10.72 per share designated as “Class RIA,” and $10.63 per share designated as “Class I” from $11.44 per share designated as “Class R,” $10.75 per share designated as “Class RIA,” and $10.67 per share designated as “Class I.” Although we use “Class” designations to indicate our differing sales load structures, the Company does not operate as a multi-class fund. The change in the public offering price is effective as of our June 5, 2020 weekly closing and first applied to subscriptions received from May 29, 2020 through June 4, 2020.